------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 30, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-18, Mortgage Pass-Through Certificates, Series 2002-37).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On December 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-37.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated December 23, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-37.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

California                      1103         $ 488,978,854.71      55.81%
Colorado                          58         $  25,065,217.29       2.86%
Florida                           61         $  25,844,710.50       2.95%
Maryland                          54         $  22,032,783.54       2.51%
Massachusetts                     74         $  31,865,245.18       3.64%
New Jersey                        64         $  28,036,318.14       3.20%
New York                          95         $  40,463,151.72       4.62%
Texas                             64         $  27,105,241.80       3.09%
Other (less than 2%)             420         $ 186,693,814.83      21.31%
                           -------------------------------------------------
                                1993         $ 876,085,337.71     100.00%






----------
(1) The Other row in the preceding table includes 35 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.090% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                       24          $  10,253,300.00       1.17%
Full/Alternative                457          $ 209,921,768.39      23.96%
No Income/No Asset               84          $  35,172,069.32       4.01%
Reduced                        1350          $ 586,203,789.36      66.91%
Stated Income/Stated Asset       50          $  20,726,278.70       2.37%
Streamlined                      28          $  13,808,131.94       1.58%
                           -------------------------------------------------
                               1993          $ 876,085,337.71     100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                         28         $  14,454,068.82        1.65%
Hi-rise Condo                      8         $   3,598,682.18        0.41%
Low-rise Condo                    74         $  29,659,110.19        3.39%
Planned Urban Development        477         $ 209,510,824.81       23.91%
Single Family Residence         1406         $ 618,862,651.71       70.64%
                                -----------------------------------------------
                                1993         $ 876,085,337.71      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

        5.250                   1           $    480,000.00          0.05%
        5.375                   1           $    325,952.00          0.04%
        5.625                   1           $    445,500.00          0.05%
        5.875                   8           $  3,024,383.41          0.35%
        6.000                  38           $ 16,097,332.95          1.84%
        6.125                 134           $ 59,875,619.00          6.83%
        6.250                 317           $142,128,376.35         16.22%
        6.375                 406           $181,317,645.49         20.70%
        6.500                 368           $163,582,060.47         18.67%
        6.625                 219           $ 95,551,377.47         10.91%
        6.750                 148           $ 63,527,917.41          7.25%
        6.875                 101           $ 43,974,408.25          5.02%
        7.000                  53           $ 22,434,093.35          2.56%
        7.125                  16           $  6,233,466.22          0.71%
        7.250                  47           $ 20,410,680.63          2.33%
        7.375                  27           $ 10,790,569.52          1.23%
        7.500                  28           $ 11,516,031.74          1.31%
        7.625                  12           $  4,578,783.79          0.52%
        7.750                  20           $  9,342,180.45          1.07%
        7.875                  18           $  7,716,729.63          0.88%
        8.000                   6           $  2,387,790.19          0.27%
        8.125                   4           $  1,520,009.98          0.17%
        8.250                   5           $  1,812,845.29          0.21%
        8.375                   1           $    333,592.53          0.04%
        8.500                   9           $  4,263,079.46          0.49%
        8.625                   2           $    985,295.56          0.11%
        8.875                   1           $    329,440.87          0.04%
        9.000                   1           $    372,252.70          0.04%
        9.250                   1           $    727,923.00          0.08%
                       ---------------------------------------------------
                             1993           $876,085,337.71        100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.563% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.574% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced          337             $144,289,384.83       16.47%
Purchase                     883             $381,826,119.95       43.58%
Rate/Term Refinanced         773             $349,969,832.93       39.95%
                            ---------------------------------------------------
                            1993             $876,085,337.71      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

50.00 or Less                157          $ 72,641,296.10           8.29%
50.01 to 55.00                62          $ 29,032,302.95           3.31%
55.01 to 60.00                85          $ 40,288,063.86           4.60%
60.01 to 65.00               122          $ 61,180,610.32           6.98%
65.01 to 70.00               209          $ 92,569,510.24          10.57%
70.01 to 75.00               265          $119,906,849.56          13.69%
75.01 to 80.00               853          $371,249,326.20          42.38%
80.01 to 85.00                25          $  9,759,319.87           1.11%
85.01 to 90.00               114          $ 42,556,230.26           4.86%
90.01 to 95.00               101          $ 36,901,828.35           4.21%
                       --------------------------------------------------
                            1993          $876,085,337.71         100.00%




----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 72.20%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Investment                     26           $  12,505,745.75        1.43%
Owner Occupied               1912           $ 839,147,994.59       95.78%
Second/Vacation Home           55           $  24,431,597.37        2.79%
                        --------------------------------------------------
                             1993           $ 876,085,337.71      100.00%




----------
(1) Based upon representations of the related Mortgagors at the time of origination.


                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------------
Range of
Current Mortgage                  Number of      Aggregate Principal     Percent of
Loan Amount                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------------

  $ 50,000.01 -   $100,000.00          1           $    100,000.00          0.01%
  $100,000.01 -   $150,000.00          3           $    352,400.00          0.04%
  $150,000.01 -   $200,000.00          4           $    676,300.00          0.08%
  $200,000.01 -   $250,000.00          2           $    434,250.00          0.05%
  $250,000.01 -   $300,000.00          3           $    795,752.00          0.09%
  $300,000.01 -   $350,000.00        379           $127,745,111.16         14.58%
  $350,000.01 -   $400,000.00        630           $237,848,065.74         27.15%
  $400,000.01 -   $450,000.00        305           $130,083,134.62         14.85%
  $450,000.01 -   $500,000.00        243           $116,278,356.76         13.27%
  $500,000.01 -   $550,000.00        133           $ 69,840,547.80          7.97%
  $550,000.01 -   $600,000.00        111           $ 64,019,158.67          7.31%
  $600,000.01 -   $650,000.00        122           $ 77,733,371.63          8.87%
  $650,000.01 -   $700,000.00         13           $  8,811,128.79          1.01%
  $700,000.01 -   $750,000.00          6           $  4,328,003.00          0.49%
  $750,000.01 - $1,000,000.00         32           $ 28,894,775.82          3.30%
$1,000,000.01 - $1,500,000.00          5           $  6,569,981.72          0.75%
$1,500,000.01 - $2,000,000.00          1           $  1,575,000.00          0.18%
                            ----------------------------------------------------------
                                    1993           $876,085,337.71        100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $439,581.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

        360                 1601          $ 703,434,556.72         80.29%
        359                  213          $  92,592,159.29         10.57%
        358                   81          $  38,527,487.79          4.40%
        357                   24          $  10,914,415.21          1.25%
        356                    9          $   3,682,455.70          0.42%
        355                    9          $   3,751,747.93          0.43%
        354                    3          $   1,116,698.32          0.13%
        353                    1          $     380,725.73          0.04%
        352                    1          $     257,000.00          0.03%
        351                    2          $     542,560.59          0.06%
        350                    1          $     556,027.81          0.06%
        345                    1          $     352,301.68          0.04%
        300                    4          $   1,432,350.00          0.16%
        240                   39          $  17,145,306.00          1.96%
        239                    4          $   1,399,544.94          0.16%
                            --------------------------------------------------
                            1993          $ 876,085,337.71        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  January 14, 2003



                                        5